UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 13, 2005

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 13, 2005, the Board of Directors (the “Board”) of Blockbuster Inc. (“Blockbuster”) unanimously appointed Blockbuster’s Chief Executive Officer, John F. Antioco, as Chairman of the Board, expanding the Board’s size to eight directors.

Incorporated herein by reference is the description of Mr. Antioco’s employment agreement that was previously reported in Blockbuster’s definitive proxy statement in the section entitled “Security Ownership of Certain Beneficial Owners and Management—Employment Contracts and Termination of Employment and Change-in-Control Arrangements—Employment Agreement with Chairman and CEO” as filed with the Securities and Exchange Commission on March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: May 18, 2005	By:	/s/ Edward B. Stead
Edward B. Stead Executive Vice President and General Counsel